Exhibit 99.1

         Certification of Chief Executive Officer pursuant to Sec. 906

In connection with the annual report of Debt Resolve, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James D. Burchetta, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2005                    /s/ JAMES D. BURCHETTA
                                        ------------------------------
                                            James D. Burchetta
                                            Chief Executive Officer




         Certification of Principal Accounting Officer pursuant to Sec. 906

In connection with the annual report of Debt Resolve, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James D. Burchetta, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2005                    /s/ JAMES D. BURCHETTA
                                        ------------------------------
                                            James D. Burchetta
                                            Principal Accounting Officer